PSEG Public Service Enterprise Group European Investor Meetings September 8 - 10, 2010 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995. When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”,
“project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:
•
Adverse changes in energy industry law, policies and regulation, including market structures, transmission planning and rules, and reliability standards.
•
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
•
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
•
Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.
•
Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.
•
Any inability to balance our energy obligations, available supply and trading risks.
•
Any deterioration in our credit quality.
•
Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.
•
Any inability to realize anticipated tax benefits or retain tax credits.
•
Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.
•
Delays in receipt of necessary permits and approvals for our construction and development activities.
•
Delays or unforeseen cost escalations in our construction and development activities.
•
Increase in competition in energy markets in which we compete.
•
Adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements.
•
Changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation include a list of items excluded from
Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG
– Defining the Future
Ralph Izzo
Chairman, President and Chief Executive Officer
Caroline Dorsa
Executive Vice President and Chief Financial Officer
Kathleen A. Lally
Vice President, Investor Relations

PSEG

PSE&G

PSEG Power LLC

PSEG Energy Holdings

PSEG

PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives.
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost baseload
nuclear and
coal fleet
is geographically well
positioned and
environmentally
responsible.
Regional Wholesale Energy
PSEG Energy Holdings
positioned to
pursue attractive
renewable generation
opportunities.
Renewable Investments
PSEG
:
the right mix for the
opportunities of today and tomorrow

A successful track record…
… provides the confidence to capitalize on the opportunities of tomorrow.
PSEG Power resumed independent control of nuclear fleet, produced record levels of generation and achieved top quartile performance; fossil fleet retrofitted to meet more stringent environmental requirements.
PSE&G consistently recognized for reliability; investment programs expanded to meet NJ’s goals for economic growth and clean energy.
Business focus improved; balance sheet strengthened; Holdings’
financial risk lessened
with sale of international investments, termination of offshore leases
Operational and financial focus has allowed PSEG to meet/exceed earnings objectives in each of the past three years.
History of returning cash to shareholders through common dividend.
2007 2008 2009

Earnings growth achieved…
…
through higher pricing, increased production and lower costs.
$2.68
$3.03
$3.12
2007 Operating Earnings* 2008 Operating Earnings* 2009 Operating Earnings*
* See page 66 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Investment programs, hedge profile
and cost control support 2010 outlook
$3.12
$3.00 - $3.25
2009 Operating Earnings* 2010 Guidance
* See page 66 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

First-Half 2010 Operating Earnings by Subsidiary
$ 800
(3)
31
166
$606
2009
$ 756
8
19
192
$   537
2010
Operating Earnings Earnings per Share
(0.01) 0.02 Enterprise
$   1.58 $   1.49 Operating Earnings*
0.06 0.03 PSEG Energy Holdings
0.33 0.38 PSE&G
$   1.20 $   1.06 PSEG Power
2009 2010
$ millions (except EPS)
Six months ended June 30
•See Page 65 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$2,091
$1,993
$163
$30
2008 2009
Sustainability Plan
Non-pension
O&M
Expense (1)
Pension
Expense
Manage Staffing Levels
Control General and
Administrative Expenses
Capture Productivity
Gains
(1) Excludes O&M related to PSE&G clauses
We have successfully managed our O&M …
… through benchmarking efforts and operational excellence.
$2,121M $2,156M

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2009 2010 2011 2012
PSEG Consolidated O&M
(1)
C.A.G.R. (’09 –’12) = 0.7%
(1) Excludes O&M related to PSE&G clauses
Aggressive employee management of our
O&M, including 2010 wage freeze …
…and improving pension expense, will result in modest O&M growth.
* * *
*estimated

2009 Operating Earnings* 2010 Guidance
Rigorous cost controls, hedging strategy
and improved utility capital recovery…
…help mitigate the risk of weak prices in 2010.
$3.12
$3.00 - $3.25
PSE&G:
Network Transmission Service (NTS) revenue increase
for 2010 from 2009 ~ $0.03 EPS
2009 earned ROE = 8.3%
1% change in Distribution earned ROE in 2010 ~ $0.07 EPS
1% change in load in 2010 ~ $0.02 EPS
PSEG Power:
Revenue/Margin
Nuclear output fully contracted
Dark Spread change of $5/MWh at market – impact
of $0.02-$0.04/share
Spark Spread change of $5/MWh at market – impact
of $0.04-$0.08/share
Operations
1% change in nuclear capacity factor – impact
of $0.01-$0.03/share
O&M 1% change – impact of ~$0.01/share
Drivers
*See page 66 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Tomorrow’s energy market will reward…
…an operationally efficient, environmentally responsible,
integrated generation, transmission and distribution business.
Higher margins driven by
environmentally
responsible &
operationally flexible
energy supply
Superior operations =
customer satisfaction
+ higher value
Business driven by the
need to address
environmental issues
and stable pricing
Infrastructure
investment to
support reliability +
improve performance

PSEG has provided investors with a better
than average return…
… and we are positioned to deliver value over the long-term.
5 year* 10 year* 3 year*
*For the period ended December 31, 2009.
-10
-5
0
5
10
15
20
PSEG S&P 500
Electrics
Dow Jones
Utility
Average 0
20
40
60
PSEG S&P 500
Electrics
Dow Jones
Utility
Average
0
50
100
150
200
PSEG S&P 500
Electrics
Dow Jones
Utility
Average

*Indicated annual dividend rate
Seventh consecutive annual dividend increase is
part of a 103-year history of paying common
dividends…
43% 70% 44%
Payout
Ratio
42 – 46% 43% 66% 63%
Dividends per Share
…
and we remain comfortably within our targeted 40-50% payout range.
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37*
2004 2005 2006 2007 2008 2009 2010

PSEG is responding to investors’ questions
PSE&G’s capital programs have nominal impact on rates
Stable supply costs provide room for regulatory support of capital programs
What is the impact
on customer from
capital programs?
Strong PSEG cash flow and approved PSE&G capital structure support financing requirements
Do you need equity?
Anticipated narrowing spread between market price and embedded energy cost in
BGS should mitigate risk
Physical assets provide optionality
What is the
impact of migration?
Modest payout ratio and strong balance sheet provide support – 7 consecutive annual increase
Is dividend secure?
Multi-year hedging through participation in full-requirements auctions
Asset balance dampens relative fuel price volatility
Capacity markets provide stability
What’s the impact of
commodity volatility?
Environmentally advantaged
Federal and State Policy initiatives support capital plans
How is PSEG affected
by policy changes?
PSEG Position Investors’ Questions
th

2010
PSEG is advantaged…
… with a strong balance sheet and cash flow to pursue an investment program that seizes the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
Integrated business model with assets located close to
load centers
Dispatch flexibility of operating assets and trading
capability support margins in full-requirements markets
Environmentally responsible; pursuing investments in
renewables; nuclear uprates
Investments to improve reliability and functionality of grid

PSEG Power – Review and Outlook

Investment
program supported by
strong cash flow and
credit metrics
Focus on operational
excellence to maximize
asset value
Portfolio approach to
hedging over multi-year
timeframe to derive
market premiums
Low-cost,
environmentally
responsible, operationally
flexible supply located in
premium markets
PSEG Power
–
Right assets in the right markets…
… with dispatch flexibility supporting returns in volatile markets.

Power remains a leading provider in an
excellent market…
Pricing in 2009 was impacted by low economic demand, cool summer weather, and low gas prices
Power’s hedging strategy enabled strong results
2010 forwards imply continued market challenges, but entities with the right assets in the right locations are best positioned
Power will continue to utilize a hedging strategy that incorporates full requirement load contracts and other contracting to secure pricing over a 2-3 year forward horizon
BGS continues to be the foundation of our hedging strategy
Balanced generation portfolio in ideal position to serve BGS
Three year nature of BGS provides pricing stability for customers and providers
… and has a fleet ideally positioned to serve customers.

PSEG
Power LLC
Texas
Odessa
Midland
Austin
San Antonio
Guadalupe
North
Houston
South
West
Bethlehem Energy Center
Albany
System Interface
New Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Hope Creek
Salem
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park

PSEG

21 Power’s 13,600 MW of Northeast assets are located in attractive markets near load centers… ... and, exploring sale of 2,000 MW of gas-fired assets in Texas.

Low-cost portfolio
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Texas assets – exploring sale of 2,000 MW
of combined cycle generation
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, in good locations, within solid markets.
Power’s assets
drive value in a dynamic environment…
15% 52%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced
(Twelve months ended December 31, 2009)
Total GWh: 59,808
51%
15%
34%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 15,548
24%
8%

… while maintaining optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve
reduce the risk of serving full requirement load
contracts…
X X Ancillary Revenue
X
X
X X Capacity Revenue
X X Energy Revenue
X X Dual Fuel
Peaking units
Baseload units
Load following units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Nuclear
Coal
Combined Cycle
Steam
Peaking
Yards
Creek
National Park
Salem 3
Bergen 3

PSEG Power
–
Gross Margin Performance
$0
$25
$50
$75
2010 2009 2008
$63
$53
First-Half 2010
Volume increased by 13% in First-Half 2010 vs. year ago in response to weather-related demand
Margins influenced by BGS migration and impairment of excess SO emission allowances
Decline in gross margin influenced
by lower spark spread.
$47 Texas
Regional Performance
$26
$47
$1,435
First-Half
2010 Gross
Margin ($M)
First-Half Performance Region
Improvement in generation offset
by decline in price.
New York
Volumes and margins lower vs.
year ago, reflecting decline in dark
spreads.
New
England
Margin improvement aided by
strong weather-related demand
offset by lower pricing and ($0.01)
SO
2
impairment.
PJM
PSEG Power Gross Margin ($/MWh)*
* Excludes Texas
Increase in generation was predominantly from combined cycle and coal with continued strong nuclear
$53
2

Our nuclear performance has improved…
11.1
3.1
0.6
2.1
1.0
0.9
0.4
0.7
0.6
0.7
0.6 0.6 0.6
2004 2005 2006 2007 2008 2009 2010 Target
25
27
29
28
29
30
30
2004 2005 2006 2007 2008 2009 2010 Target
79.0
85.0
97.0
94.0
91.7
99.0
98.0
96 96
97
96
97
98
2004 2005 2006 2007 2008 2009 2010 Target
Salem station set a new generation record in 2009.
Unscheduled outage in July 2010 is expected
to reduced the full-year, fleet capacity factor
by 0.5%.
Hope Creek scored highest possible INPO rating
in its 2010 review.
Top quartile INPO Index.
… as we maintain our drive for excellence.
Nuclear Generation Output*
(000’s GWh)
Forced Loss Rate ( )
(%)
INPO Index ( )
NJ Units 1   Quartile
NJ Units 1   Quartile
* Total PS share nuclear generation; target established in Q1 2010.
st
st

Power’s coal fleet has shown improvement…
14
15
15
13
13
9
13
2004 2005 2006 2007 2008 2009 2010 Target
10.3
11.1
11.3
7.9
8.4
4.8
3.8
2004 2005 2006 2007 2008 2009 2010 Target
Market conditions reduced output in 2009.
Operational results greatly improved.
Environmental footprint improved.
… and back-end technology investments will prepare us for the future.
Output *
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NOx Rates ( )
(lb/mmbtu)
NOx
* Total PS share nuclear generation; target established in Q1 2010.
1.11
1.12
1.01
0.91
0.96
0.83
0.47
0.34 0.34
0.29
0.20
0.21
0.19
0.16
2004 2005 2006 2007 2008 2009 2010 Target
2
SO

Power’s combined cycle fleet is creating
value…
5
4
8
10
20
20
18
2004 2005 2006 2007 2008* 2009* 2010
Target*
3.4
7
3.4
2.5
1.8
1.5
0.8
2004 2005 2006 2007 2008* 2009* 2010
Target*
8079
7847
7928
7768
7587
7507
7452
2004 2005 2006 2007 2008* 2009* 2010
Target*
Output**
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2009.
Approaching top quartile forced outage rate.
Benefiting from heat rate improvement
program.
… benefiting from operating enhancements and market dynamics.
* Includes Texas
** Total PS share nuclear generation; target established in Q1 2010.

Our peaking fleet rounds out a diverse
generation portfolio…
13
17
23
19
13
14
12
2004 2005 2006 2007 2008 2009 2010 Target
85
86
76
77
91
92
94
2004 2005 2006 2007 2008 2009 2010 Target
Peaking start success provides
opportunities in ancillary and real time
markets.
Peaking adds flexibility in serving load
and managing needs of a diverse market
environment.
… and provides ability to follow load during periods of high demand.
% Start Success ( )
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)
99.7
96.5
98.6
97.0
98.9 99.3 99.7
2004 2005 2006 2007 2008 2009 2010 Target

PSEG
Power LLC

Current plant locations,
site expansion capability
Bethlehem
Energy Center
Albany
System
Interface
New
Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Hope Creek
Salem
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park

$/MWh
DUQUESNE
COMED
DAYTON
AEP
PENELEC
APS
WESTERN HUB
PPL
METED
PECO
JCPL
DPL
RECO
AECO
PSEG
BGE
PEPCO

PSEG

$40
$45
$50
$55
$60
$65
Power’s assets are well positioned near load
centers…
… which resulted in a 9% growth in PJM gross margin from 2008 to 2009.
Historical 5-year Average PJM Energy Price
(Around the Clock)
Note: excludes Dominion (less than 5 years of history)

Power’s portfolio is well positioned…
Baghouse
Scrubber
2010
SCR
Mercer (NJ)
Baghouse
2010
Scrubber
2010
SCR
2010
Hudson (NJ)
Mercury/
Particulate
SO
2
NOx
Description
Current Regulations and Compliance Measures
Baghouse
Ultra-low
Sulfur Coal
Low NOx
Burners
Bridgeport (CT)
Scrubber
(Hg MACT Compliant)
Scrubber
(Hg MACT
Compliant)
Scrubber Scrubber
SCR
2014
SCR
Conemaugh (PA) Keystone (PA)
…to meet current regulatory requirements.
Capital Spend Planned No Additional Capital Spend Planned
* Hg MACT compliant with baghouse

Increasingly stringent environmental requirements could
significantly impact the electric power industry within the
next decade…
Major areas where new regulations are currently under development:
•
Management of Coal Combustion Residuals (CCRs)
– Proposed new rule governing the use and disposition of coal combustion by-products under the
Resource Conservation and Recovery Act (RCRA).
•
Clean Air Transport Rule (CATR)
– The CATR represents a court-mandated revision to the Clean Air Interstate Rule (CAIR) regulating sulfur dioxide (SO ) and nitrogen oxides (NOx) emissions under the Clean Air Act.
•
Hazardous Air Pollutants (HAPs) Maximum Achievable Control Technology (MACT)
– Forthcoming court-mandated rule that will require coal- and oil-fired steam electric generating units to meet emissions limits for mercury (Hg) and other hazardous air pollutants (HAPs) pursuant to
Section 112 of the Clean Air Act.
•
316(b) Cooling Water Regulations
– Forthcoming rule that will define how best available technology requirements for cooling water intake structures will be applied to large existing electric generating plants under Section 316(b) of the Clean
Water Act.
•
Carbon Legislation / Greenhouse Gas (GHG) Best Available Control Technology (BACT)
– Congress may move to establish a carbon cap-and-trade system to reduce GHG emissions from power plants.
– Absent Congressional pre-emption, EPA is developing guidance that will inform how States determine BACT requirements for GHG emissions at major new and modified power plants under the Clean Air Act.
2

Various environmental initiatives over 2010-2020 could put
20 GW to150 GW of existing fossil capacity at risk of
retirement…
Controls on coal units done or under way
Power’s relative position very strong
High
NOx, SO
2
, Hg
(CATR)
High
Regional
High
High
Industry Impact
Emission restrictions net favorable to Power
Carbon
Peaking fleet replacement strategy
Upwind states anticipated to increase NOx stringency
Ozone air quality standards
(HEDD)
EPA required to perform cost-benefit analysis
Issue widely shared across industry
Potential capital spend exposure
Once-through cooling water
(316(b))
Power uses dry fly ash systems
Ash has been tested as non-hazardous
Coal ash regulation
Power’s Positioning Issue
…but Power’s clean fleet is very competitively positioned for success.

33 Source: EPA, EIA (2006 and
2007) and PSEG Projection
Power’s coal assets will have completed
many environmental upgrades by 2010…
…resulting in dramatically lower emissions.
PSEG Projected NOx Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Conemaugh
Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Hudson
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
0
50
100
150
200
250
2

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
The NJ BGS auction is a primary mechanism
for hedging price…
Market Perspective – BGS Auction Results
… the current embedded cost of energy – relative to market – results in migration.
2003 2004 2005 2006 2007 2008 2009 2010
3 Year Average
Round the
Clock PJM
West Forward
Energy Price
$55.59
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
Note: BGS prices reflect PSE&G Zone

The 2009 market environment prompted
BGS customer migration …
… market conditions will affect  future migration.
2009
Medium-Term
Power Actions
Gradual reset of BGS rates (by one third per year)
Market prices strengthened during periods of high weather-related demand  in
Summer 2010
Smaller loss of margin per MWh
Continued migration, at a lower impact per MWh, is anticipated to reduce earnings by 2 – 4 cents per share in 2010
Historic high prices in recent past
Low spot market, especially given weak economy and weather
Creates incentive for customers to migrate
Difference represents loss of margin per MWh
$0.08/sh impact to PSEG in 2009
BGS includes price component for volumetric risk of migration
Option strategies being employed to manage changes in load volume
Supplying wholesale hedges to third party retail providers
Supplying hedges to other end use customers
Power’s diverse physical assets provide basis hedge and flexibility to manage risk

… with sites in the eastern part of PJM.
Reliability Pricing Model – locational value
of Power’s generating fleet recognized…
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2013/2014 RPM Auction.
• Locational value of Power’s
fleet recognized.
• Bid for 89 MW of new
capacity accepted for
2013/2014 auction;
in-service June 2013.
• On schedule to complete
178 MW of previously
cleared peaking capacity
by June 2012.
$27.73 $16.46 $110.00 $174.29 $102.04
Rest of Pool
$245.00 $185.00
PSEG North Zone
$245.00
PSEG
$133.37
$139.73
2012 / 2013
$226.15
$245.00
2013/2014
$110.00 $174.29 $191.32
MAAC
$110.00 $174.29 $191.32
Eastern MAAC
2011 / 2012 2010 / 2011 2009 / 2010
$/MW-day
PJM Zones
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14

The result of Power’s hedging strategy is a
portfolio of contracted output…
… which dampens the impact of market volatility on earnings in the near term.
Power’s
anticipated
nuclear and coal
output is
contracted over
the next few
years:
2010: 100%
2011: 65-70%
2012: 25-30%
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
Nuclear / Pumped Storage Coal
Combined Cycle (CC) Steam and Peakers
Existing BGS, Other Load Contracts, Hedges + Future BGS Existing BGS, Other Load Contracts, and Hedges
2010 2012
Total Fleet RTC Average
2011

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

0%
25%
50%
75%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
0%
25%
50%
75%
100%
2010 2011 2012
$0
$50
$100
$150
Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of
$10/MWh PJM West around the
clock price change* (~$2/mmbtu
gas change)
Contracted Capacity
Price
(right
scale)
* As of June 30, 2010 Assuming normal market commodity correlation and demand
** Excludes Texas – No capacity market
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.
The pricing for
most of Power’s
capacity has been
fixed through May
2014, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
$0.30 - $0.60 $0.10 - $0.30 $0.05 - $0.10
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
**
*

39 $0 $5 $10 2010 2011 2012 Anticipated Nuclear Fuel Cost Power has hedged its nuclear fuel needs through 2012… … with increased costs over that time horizon. Hedged

Power’s coal hedging reflects 2010 supply
matched with 2010 sales…
… while maintaining flexibility on supply post BET installation.
Contracted Coal*
Mid $20’s
To
High $20’s
Mid $20’s
To
High $20’s
Mid $40’s
To
Low $40’s
Mid $40’s
To
Low $40’s
Mid $40’s
To
High $40’s
2010-2011
Indicative
Pricing
($/MWh)
Prices lower,
moderating
Northern
Appalachian
Conemaugh
Prices lower,
moderating
Northern
Appalachian
Keystone
More limited
segment of coal
market
Metallurgical
CAPP/NAPP
Mercer
Flexibility after
BET in 2010
Adaro  (2010)
CAPP/NAPP
(2011+)
Hudson
Higher price,
lower BTU, enviro
coal
Adaro Bridgeport Harbor
Comments Coal Type Station
% Hedged
(left scale)
$/MWh
(right
scale)
*2012 Primarily Keystone and Conemaugh.
0%
20%
40%
60%
80%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50

PSE&G – Review and Outlook

PSE&G
is positioned for growth…
…through investments in infrastructure, renewables and energy efficiency.
Largest provider of electric
and gas distribution services
and transmission in NJ.
Creating renewable and
energy efficiency solutions
for NJ customers
Leader in reliability; focused
on maintaining position by
improving customer
responsiveness and
efficiency
Economically meeting
mandates for reliability,
service quality and access to
renewables
Focused on regulatory
mechanisms that provide
reasonable and current
recovery of and return on
capital

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Lifetime GWh + Lifetime Dtherms converted to GWh
60% 31% Residential
36% 58% Commercial
0.4%** 0.4% - 1.3%** Projected Annual Load Growth (2009 – 2012)
Sales Mix
3,500 M Therms 41,961 GWh Electric Sales and Gas Sold and Transported
(0.4%)* (0.6%)* Historical Annual Load Growth (2005 – 2009)
4% 11% Industrial
1.7 Million
3.2%
Gas
2.1 Million
3.0%
Customers
Growth (2004 – 2009)
Electric
0.5%*
Historical Annual
Peak Load Growth
2005-2009
1,442
Network Circuit Miles
Key Statistics
Transmission
2.1%**
Projected PJM
Peak Load Growth
2009-2012
13,512 GWh 230 GWh Energy Efficiency Initiative (lifetime equivalent)***
80 MW 1 MW Solar 4 All
11.6 MW
2009
Renewables and Energy Efficiency
Solar Loan 81 MW
Total

…which creates superior value to customers.
PSE&G provides the highest
reliability at below average cost...
SAIDI VS O&M
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
0 50 100 150 200 250 300 350
System Average Interruption Duration Index (SAIDI)
PSE&G

2009: Success in meeting State’s energy and
economic development goals…
…with reasonable, contemporaneous returns.
340 354 694
April 2009
NJ Capital Infrastructure Stimulus
30 17 47
December 2008
Carbon Abatement
63 2 65
July 2009
Demand Response
143 - 143
November 2009
Solar Loan II
$50 $55 $105
April 2008
Solar Loan I
$1,220 $539 $1,759 Total
146 44 190
July 2009
Economic Energy Efficiency
Stimulus
448 67 515
July 2009
Solar 4 All
Remaining
Spending
Thru 6/30/10
Total
Amount
Approval
Date
($ Millions)

         *  Project has firm contract for 320MW.  ** Project in queue – no firm contracts.  *** PSE&G has announced a 2-year delay of the in-service date for the eastern portion of the S-R Transmission line.  **** PSE&G has placed development activities for the B-R-H Transmission line on hold; PJM is evaluating potential 230kV alternatives.
Projects to NY
Neptune HVDC project (685
MW) Sayreville to Long Island.
Linden VFT project (330 MW)
Linden to Staten Island.
Bergen O66 project (670 MW*)
Bergen to ConEd's West 49th
St. expected in-service 2012.
Bergen U2-100 project (800
MW**) connecting Bergen to
NY expected in-service 2012.
Projects to NJ
PSE&G’s evaluation of
the proposed backbone
Transmission projects:
Susquehanna -
Roseland***
Branchburg-
Roseland-
Hudson****
…As a result NJ will need a mix of new generation, DSM or additional transmission imports.
Total Import
Capability
~ 2,000 MW
Total Export
Capability
~ 2,500 MW
2010-2020 NJ Summer Peak
Growth Rate = 1.6% Annually
Sources: Imports: PSE&G Estimates; Exports:  PJM 2009 RTEP;  Load Growth: PJM 2010 Load Forecast Report
NJ’s load is expected to grow 3,450MW by
2020, with net imports decreasing ~500MW…

New Jersey Electric & Gas Rate Agreement
-- A Balancing of Interests
51.2% Equity Ratio
10.3% Return on Equity
$6.0B $2.27B $3.75B Rate Base
$100.0M $26.5M $73.5M Increase
Total Gas Electric
Rate Agreement approved by NJ Board of Public Utilities (BPU) June 2010
… in a difficult economic environment.
•The agreement requires PSE&G to return $122 million of Market Transition Charges to customers over a 2-year period.
•Agreement supports a review by the BPU of policy on consolidated tax accounting and recovery of Societal Benefits Charge.
•PSE&G reduced distribution capital budgets by $140 million per year over 2010-2012 to ensure ability to earn our allowed return on equity.
•Rigorous management of O&M expenses will be key to optimizing rate agreement.

Regulatory Reform
Working in New Jersey to build political and regulatory
support for “Utility of the Future”...
…to create shareholder and customer value.
T&D
Infrastructure
Replacement
Renewables
Development
Transmission
Backbone
Projects
Energy
Efficiency
Development
Smart Grid/PHEV
Infrastructure

PSEG Energy Holdings – Review and Outlook

PSEG Energy Holdings
Simplifying the business and creating sustainable growth opportunities.
Maximizing the value of
the remaining portfolio
Transaction structures
and partnerships mitigate
financial risk
Streamlined business
and reduced financial risk
Capitalizing on
renewable opportunities

PSEG Energy Holdings…
PSEG Global
International assets sold*
Small remaining investment in domestic traditional generation joint venture assets
PSEG Resources
Tax exposure reduced by approximately $900 million through sixteen
LILO/SILO lease terminations, including three terminations in 2010
Maximizing value and minimizing risk for traditional leases and real estate
Long-term debt reduced by $1 billion over 2008 and 2009
Redemption of $642 million of Energy Holdings recourse debt
$368 million eliminated through bond exchange
$127 million of debt remaining
… has streamlined its businesses and reduced its risk.
* Nominal investment in Venezuela remaining

PSEG Energy Holdings is focused on
renewable energy opportunities
Complementing PSEG portfolio by increasing earnings base
with structured, low risk investments
Disciplined evaluation of favorable markets for renewables
Transaction structure and partnerships designed to mitigate risk
Expand geographic and regulatory diversity
Attractive and predictable returns
Pursuing renewable strategy through three primary vehicles
Solar Source LLC
Energy Storage and Power LLC
Garden State Offshore Energy LLC

Long-term off-take agreements with creditworthy counterparties
Capitalizing on existing renewable markets
Leveraging partnerships and alliances
A  total installed capacity of 29MW is expected to be in commercial operations by the end of Q3 2010
A 2MW solar facility developed and installed in 2009
An additional 27MW on schedule for Q3 2010 commercial operation
20 - 30 year Power Purchase Agreements for energy, capacity and green attributes
Low risk engineering, procurement and construction contracts
Projects that leverage the Investment Tax Credit
~$114M total investment to date
… in the emergent solar industry.
PSEG Solar Source is building a portfolio
to take advantage of attractive
opportunities…

Cash Exposure Net
of $320M of IRS
Deposits
12/31/2008 12/31/2009 July 2010
2 5 17 # of LILO/SILO Leases
2009 Activities
Terminated 12
LILO/SILO
leases
2010 Activities
Terminated 3 LILO/SILO
leases
Pursue additional lease
termination opportunities
2008 Activities
Terminated 1
LILO/SILO lease
Exposure to our potential lease tax
liability…
…was reduced with aggressive asset management.
$660
~$1,200
~$80
~$400
$-
$500
$1,000
$1,500

PSEG – Financial Review and Outlook

PSEG…
…is focused on providing above average risk-adjusted returns.
Top quartile performance
in operations with year-
over-year improvements
and cost management.
Maintain balance
between risk and return
through prudent balance
sheet management
Met/exceeded
earnings and financial
objectives
Securing premium value in
transparent, competitive
markets; implementing
mechanisms supporting cost
recovery in reasonable
timeframe

$(0.12)
$0.14
$0.74
$1.92
$0.02
$(0.05)
$0.09
$0.07
$0.63 $0.71
$2.38 $2.30
2007 2008 2009
$3.12*
We have met or exceeded our earnings
objectives …
… and expect 2010 earnings to remain strong.
Holdings
PSE&G
Power
Parent
Operating Earnings per Share by Subsidiary
$2.68*
$3.00 - $3.25 $2.80 - $3.05 $2.30 - $2.50 Guidance Range
$3.03*
*See page 66 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

PSEG 2010 Operating Earnings Guidance
- By Subsidiary
$ 3.12
$ 1,579
$ 10
$ 43
$ 321
$ 1,205
2009A*
$ 3.00 – $ 3.25
$ 1,520 – $ 1,645
$ 5 – $15
$ 30 – $ 40
$ 425 – $ 455
$ 1,060 – $ 1,135
2010E
Enterprise
Earnings per Share
Operating Earnings*
PSEG Energy Holdings
PSE&G
PSEG Power
$ millions (except EPS)
* See Page 66 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

In 2009, we had substantial
cash
generation …
PSEG Consolidated
2009 Sources and Uses
Power Cash
from Ops
Shareholder
Dividend
Gross Lease
Proceeds
PSE&G
Investment
…which was applied toward improving our financial profile.
Debt
Redemptions
Lease Termination
Taxes & IRS Deposit
Debt
Issuances
PSE&G Cash
from Ops(1)
Power
Investment
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~ $190M
Regulated investment
Eliminated Parent Long-term
debt and minimized Holdings’
debt
Reduced Tax Risk
$0
$1,000
$2,000
$3,000
$4,000
$5,000
Sources Uses

•2009 FFO to Debt remained strong comfortably
above minimum threshold level
•Decline from 2008 expected due to Power debt
exchange, which reduced Holdings refinancing risk
25%
30%
35%
40%
45%
50%
2007 2008 2009
40%
45%
50%
55%
2007 2008 2009
PSEG Power
Funds from Operations / Total Debt
PSE&G
Regulatory Equity Ratio
Key credit measures support our planned
investment program
…and our balance sheet provides a platform for future growth.
Target = 51.2%

$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
2010 2011 2012
Power Syndicated Facility - 1.60B
1
Expires 12/2012
Power 2-Year Facility - 0.35B
Expires 7/2011
PSEG Syndicated Facility - 1.00B
2
Expires 12/2012
With our current facilities, PSEG/Power will have
approximately $2.6 billion of credit capacity
through 2012 ...
Non-PSE&G Credit Capacity
...and we will continue to ensure adequate liquidity.
1
Power facility reduced by $75M in 12/2011
2
PSEG facility reduced by $47M in 12/2011
Power Bilateral – 0.10B
Expires 9/2015
August 2010

Debt Maturity Profile – As of September 1, 2010
0
200
400
600
800
1,000
HOLDINGS (Recourse)
0 127 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0
POWER
0 605 666 300 250 300 303 0 0 0 420 0 0 0 0 0 0 19 0 0 0 525 0 0 0 0 0 40 0 0 0 0 45
PSE&G excl. Securitization
0 0 300 725 250 300 171 0 400 0 259 134 0 0 0 23 0 0 64 0 0 0 150 100 0 250 250 365 0 250 300 0 0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042
Holdings
Recourse
PSE&G
Power
2010 Financing Activity
PSE&G maturity of $300M in March 2010
PSE&G issued $300M due 2040
PSE&G issued $300M due 2015
PSE&G issued $250M due 2020 in August 2010
PSE&G bond remarketing due 2028 closed September 1, 2010
Power remarketed $44M of tax-exempt bonds due 2042
Power called $48M due 2013 and $161M due 2014
Power issued $300M due 2013
Power issued $250M due 2020
Power exchanged $195M due 2011 for $156M due 2020 plus cash of $52M

PSEG value proposition
PSEG provides investors with a balanced portfolio of assets within a shifting landscape for energy.
PSEG’s focus on operational excellence and O&M control will yield benefits now, and over the long-term.
PSEG’s capital commitments are focused on improving reliability and service quality at attractive risk-adjusted returns.
PSEG’s strong balance sheet and cash flow support a capital program that will benefit shareholders through ongoing support of dividends and opportunity for future growth.

Appendix

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related 20 $         (6) $
     Activity (PSEG Power)
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 11            (39)
Market Transition Charge Refund (PSE&G) (72) -
Total Pro-forma adjustments (41) $        (45) $
Fully Diluted Average Shares Outstanding (in Millions)
507          507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.04 $      (0.01) $
Gain (Loss) on MTM (PSEG Power) 0.02         (0.08)
Market Transition Charge Refund (PSE&G) (0.14)        -
Total Pro-forma adjustments (0.08) $     (0.09) $
(a) Income from Continuing Operations for the six months ended June 30, 2010 and 2009 is equal to Net Income.
For the Six Months Ended
30-Jun

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008 2007
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 9 $             (71) $           12 $
Gain (Loss) on Mark-to-Market (MTM) (25) 16 10
Lease Transaction Reserves - (490) -
Net Reversal of Lease Transaction Reserves 29 - -
Asset Sales and Impairments - (13) (32)
Premium on Bond Redemption - (1) (28)
Total Pro-forma adjustments 13 $           (559) $          (38) $
Fully Diluted Average Shares Outstanding (in Millions) 507 508 509
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 0.02 $         (0.14) $         0.02 $
Gain (Loss) on Mark-to-Market (MTM) (0.05) 0.03 0.02
Lease Transaction Reserves - (0.96) -
Net Reversal of Lease Transaction Reserves 0.05 - -
Asset Impairments - (0.03) (0.06)
Premium on Bond Redemption - - (0.06)
Total Pro-forma adjustments 0.02 $         (1.10) $         (0.08) $
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
For the Twelve Months Ended
December 31,
(Unaudited)
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings